UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 20, 2006
             ------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                                Sun Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       New Jersey                    0-20957                   52-1382541
 ----------------------------     ---------------             -------------
 (State or other jurisdiction     (SEC Commission             (IRS Employer
     of incorporation)               File No.)                Identification
                                                                 Number)

226 Landis Avenue, Vineland, New Jersey                           08360
---------------------------------------                           -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities  Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                                SUN BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01         Other Events
                  ------------

On April 20, 2006, the Registrant announced that the Board of Directors had declared a 5% stock dividend to all stockholders of record on May 8, 2006, payable on May 18, 2006. No fractional shares will be issued and in lieu thereof stockholders will receive cash based on the fair market value as of the record date.

         A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (d) Exhibits:

                  99       Press Release dated April 20, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  SUN BANCORP, INC.


Date: April 20, 2006                    By:       /s/Dan A. Chila
                                                  ---------------------------
                                                  Dan A. Chila
                                                  Executive Vice President
                                                  and Chief Financial Officer